SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2004

SUPERCONDUCTOR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of Principal Executive Offices)		93111 (Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 5. Other Events and Other Required FD Disclosure.
SIGNATURES
Exhibit Index
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events and Other Required FD Disclosure.

     The Company is filing, as an exhibit to this report on Form 8-K, a press release which describes certain cost reduction measures at the Company, including shutting down its Sunnyvale, California operations (formerly the Conductus facility) and moving those operations to its Santa Barbara headquarters. The Company is also filing as an exhibit to this report on Form 8-K, a press release which describes the closing of the overallotment option in the Company’s public offering.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.
Date: June 15, 2004	By:	/s/ Martin M. McDermut
Martin M. McDermut
Senior Vice President, Chief Financial Officer and Secretary

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Exhibit Index

No.	Document
99.1.	Press Release dated June 15, 2004 regarding closing of overallotment offering.
99.2.	Press Release dated June 15, 2004 regarding cost reduction measures.

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